EXHIBIT 10.40

THIRD AMENDMENT AND WAIVER TO CREDIT, GUARANTY AND SECURITY AGREEMENT

THIS THIRD AMENDMENT AND WAIVER TO CREDIT, GUARANTY AND SECURITY AGREEMENT, dated as of October 14, 2003 (this “Third Amendment”), by and among Evergreen International Aviation, Inc., an Oregon corporation (“Borrower”), the various Subsidiaries (direct and indirect) of Borrower (other than Boomer Air, Inc., a Delaware corporation, a former Subsidiary of Borrower, which was dissolved on September 13, 2003) whose names appear on the signature pages to the Credit Agreement (as defined below) or who may thereafter become parties thereto by executing and delivering an Instrument of Joinder (the “Subsidiary Parties”), Evergreen Holdings, Inc., an Oregon corporation (“Parent Company”), a Delaware common law trust created pursuant to that certain Trust Agreement, dated as of February 25, 1986, as amended and restated pursuant to the Amended and Restated Trust Agreement, dated as of August 31, 1987, as amended on August 31, 1988, and as amended and restated pursuant to the Second Amended and Restated Trust Agreement, dated as of September 29, 1995, as amended as of May 8, 2003, among the Borrower (an assignee of the Parent Company) as successor to 747, Inc. and King, Christian Inc. and Delford M. Smith, as Beneficiaries, and Wilmington Trust Company, not in its individual capacity, but solely as owner trustee (the “1986 Trust”), the financial institutions which are now or which hereafter become a party to the Credit Agreement (collectively, the “Lenders” and individually a “Lender”), PNC Bank, National Association (“PNC”), as the Administrative Agent for Lenders and Lead Arranger (PNC, in such capacity, the “Agent’), and GE CAPITAL PUBLIC FINANCE, INC, as the Documentation Agent (in such capacity, the “Documentation Agent”). The Borrower, the Subsidiary Parties and the Evergreen Aircraft Trust are sometimes referred to collectively as the “Credit Parties” and individually as a “Credit Party”. The Subsidiary Parties, the Parent Company, the Evergreen Aircraft Trust and the 1986 Trust are sometimes referred to as the “Guarantors” and individually as a “Guarantor”.

RECITALS

A. The Credit Parties, Parent Company, the 1986 Trust, Lenders and Agent have previously entered into that certain Credit, Guaranty and Security Agreement, dated as of May 16, 2003, as amended by that certain First Amendment to Credit, Guaranty and Security Agreement, dated as of August 14, 2003, and as further amended by that certain Second Amendment to Credit, Guaranty and Security Agreement, dated as of August 15, 2003 (as the same may be amended, modified, supplemented or restated from time to time, the “Credit Agreement”), pursuant to which Lenders and Agent have extended and have agreed to extend and make available to Borrower certain advances of money under a revolving credit facility (the “Revolving Credit Facility” in the amount of up to One Hundred Million Dollars ($100,000,000) upon the terms and conditions set forth in the Credit Agreement, and any and all agreements, documents and instruments now existing or hereafter executed and delivered in connection with the Revolving Credit Facility (collectively, the “Loan Documents”).

B. An Event of Default has occurred under the Credit Agreement as a result of the failure by Evergreen Air Center, Inc. to deposit proceeds of Receivables in a Blocked Account or otherwise transfer such proceeds to the Agent, which failure was acknowledged by Michael Barr,

Chief Financial Officer of Borrower, as more completely described in his letter to Agent, dated October 14, 2003 (the “Specified Default”).

C. The parties desire to enter into this Third Amendment to modify the Credit Agreement as set forth herein.

NOW, THEREFORE, in consideration of the foregoing premises and the agreements herein contained, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. Definitions. All capitalized terms used in this Third Amendment and not otherwise defined herein have the meanings ascribed to such capitalized terms in the Credit Agreement.

2. Amendment of Definition of Eligible Receivables. Any instance in subsection (i) of the definition of Eligible Receivables in which “150-day” is referenced shall be corrected to read “210-day”.

3. Revision of Certain Other Provisions. The following provisions of the Credit Agreement are hereby revised as follows: Any instance in Sections 4.4, 4.5 and 8.1(y) of the Credit Agreement in which “150” is referenced shall be revised to read “210”.

4. Revision to Schedule 4.18(h). The following Designated Depository Blocked Account should be added to Schedule 4.18(h) of the Credit Agreement:

Bank	Account Number	Account Party
Bank One	29624925	Evergreen Air Center, Inc.

5. Waiver. The Required Lenders hereby waive the Specified Default; provided that such waiver is limited specifically to the matters stated herein and shall not be deemed to be a waiver of any other term or provision of the Credit Agreement nor any other Loan Document.

6, Representations and Warranties. In order to induce Agent to enter into this Third Amendment, Borrower hereby represents and warrants to Agent as follows:

(a) After giving effect to this Third Amendment: (i) the representations and warranties contained in the Loan Documents (other than those that expressly speak as of a different date) are true, accurate and complete in all material respects as of the date hereof and (ii) no Default or Event of Default has occurred and is continuing;

(b) Borrower has the corporate power and authority to execute and deliver this Third Amendment and to perform its obligations under the Loan Documents to which it is a party;

(c) The articles of incorporation, bylaws and other organizational documents of Borrower delivered to Agent pursuant to the Credit Agreement are true, accurate and complete and have not been amended, supplemented or restated and continue to be in full force and effect, except as certified to Agent at the time of their delivery to Agent;

(d) The execution and delivery by Borrower of this Third Amendment and the performance by Borrower of its obligations under the Credit Agreement and each of the other Loan Documents to which Borrower is a party have been duly authorized by all necessary corporate action on the part of Borrower;

(e) The execution and delivery by Borrower of this Third Amendment and the performance by Borrower of its obligations under the Loan Documents do not and will not contravene (i) any law or regulation binding on or affecting Borrower, (ii) the articles of incorporation or bylaws of Borrower, (iii) any order, judgment or decree of any court or other governmental or public body or authority, or subdivision thereof, binding on Borrower or (iv) any contractual restriction binding on or affecting Borrower;

(f) The execution and delivery by Borrower of this Third Amendment and the performance by Borrower of its obligations under each Loan Document to which it is a party do not require any order, consent, approval, license, authorization or validation of, or filing, recording or registration with, or exemption by any governmental or public body or authority, or subdivision thereof, binding on Borrower, except as already has been obtained or made; and

(g) This Third Amendment has been duly executed and delivered by Borrower and is the binding obligation of Borrower, enforceable against it in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, liquidation, moratorium or other similar laws of general application and equitable principles relating to or affecting creditors’ rights.

7. Conditions Precedent. The legal effectiveness of this Third Amendment is subject to the full satisfaction, in Agent’s sole discretion, of the following conditions precedent:

(a) Borrower shall have duly executed this Third Amendment and delivered the same to Agent;

(b) Agent shall have received a certificate of the Secretary of Borrower with respect to incumbency containing sample signatures and resolutions authorizing the execution and delivery of this Third Amendment and the performance of the transactions contemplated by this Third Amendment; and

(c) Borrower shall have paid any and all amounts that are due to Agent, including, but not limited to (i) an amendment fee in the amount of Twenty-Five Thousand Dollars ($25,000) for the ratable benefit of Lenders and (ii) the estimated reasonable fees and expenses of Agent’s legal counsel in connection with preparation, negotiation and execution of this Third Amendment.

8. Severability. Any provision of this Third Amendment that is held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Third Amendment and the effect thereof shall be confined to the provisions so held to be invalid or unenforceable.

9. Successors and Assigns. This Third Amendment is binding upon and shall inure to the benefit of Borrower, Agent and their respective successors and permitted assigns, except as limited by applicable law and/or by the terms of the Credit Agreement.

10. Effect of this Third Amendment. Except as expressly provided for in this Third Amendment, this Third Amendment shall not, in any way or manner, rescind, supplement or modify any existing term or provision of the Credit Agreement or any other Loan Document or waive or diminish any right or remedy of Lenders under the Credit Agreement, or any other Loan Document, at law in or equity. All of the amendments set forth in this Third Amendment shall be effective as of the date hereof.

11. Further Assurances. Borrower agrees that it shall do and perform such acts and execute and deliver such additional documents and instruments as may be necessary to effectuate the purposes of this Third Amendment, including, without limitation, documents and instruments relating to the perfection and continuation of the security interest of Agent, on behalf of Lenders, granted under the Credit Agreement.

12. Headings. The headings in this Third Amendment are for purposes of reference only and shall not otherwise affect the meaning or interpretation of any provision hereof.

13. General Release. Borrower, on behalf of itself and its officers, agents, attorneys, employees, directors, members, shareholders, parent entities, subsidiaries and affiliates, and any other person or entities who may claim through any one or all of them (collectively, including Borrower, the “Releasing Parties”), does hereby release and forever discharges Agent, each Lender and each of their respective present and former affiliates, subsidiaries, predecessors, successors, assigns, shareholders, officers, directors, employees, representatives, administrators and attorneys (collectively, the “Released Parties”), of and from any and all causes of action, in law or in equity, suits, debts, liens, claims, demands, damages, losses, costs or expenses, of any nature whatsoever, known or unknown, suspected or unsuspected, fixed or contingent, past or present, that any one or all of the Releasing Parties now have, hold or own or may hereafter have, own or hold, or that any or all of them may ever have, own or hold, by reason of any matter, cause, fact or thing, act or omission whatsoever, against the Released Parties by reason of any of the Loan Documents or any matter, cause or thing whatsoever, at any time, related to the Loan Documents, the business relationships between Borrower and Lenders, or otherwise Parties (all of the foregoing, collectively, the “Released Claims”). It is the mutual intention of the parties that this release be unqualifiedly general in scope and effect and that the foregoing release shall be effective as a bar against all actions, causes of action, suits, claims or demands of every kind, nature or character whatsoever, known or unknown, suspected or unsuspected, fixed or contingent, against the Released.

THE RELEASING PARTIES ACKNOWLEDGE THAT THEY HAVE HAD AN OPPORTUNITY TO CONSULT WITH LEGAL COUNSEL AND ARE FAMILIAR WITH THE PROVISIONS OF CALIFORNIA CIVIL CODE SECTION 1542, WHICH PROVIDES AS FOLLOWS:

“A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN HIS FAVOR AT THE

TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN BY HIM MUST HAVE MATERIALLY AFFECTED HIS SETTLEMENT WITH THE DEBTOR.”

THE RELEASING PARTIES EXPRESSLY WAIVE AND RELINQUISH ANY AND ALL RIGHTS OR BENEFITS THAT THEY MAY HAVE, OR WHICH MAY BE CONFERRED UPON THEM BY, THE PROVISIONS OF SECTION 1542 OF THE CALIFORNIA CIVIL CODE TO THE FULLEST EXTENT THAT THEY MAY LAWFULLY WAIVE SUCH RIGHTS OR BENEFITS PERTAINING TO THE SUBJECT MATTER OF THE ABOVE-DESCRIBED RELEASE. In connection with such waiver and relinquishment, the Releasing Parties hereby acknowledge that they are aware that they, or their attorneys, may hereafter discover claims or fact in addition to, or different from, those that they now know or believe to exist with respect to the subject matter of this Third Amendment, but that it is nonetheless the intention of the Releasing Parties to hereby fully, finally and forever settle and release all disputes and differences, known or unknown, suspected or unsuspected, that constitute the Released Claims.

14. Governing Law. THIS THIRD AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO THE PRINCIPLES OF CONFLICT OF LAWS.

15. Integration. This Third Amendment (and all Exhibits attached hereto, which are hereby incorporated by reference in this Third Amendment) and the Credit Agreement, as modified hereby, constitute the entire agreement among the parties hereto and supersedes all prior and contemporaneous agreements, oral or written, among the parties concerning the subject matter hereof. No term of this Third Amendment shall be amended, supplemented, modified or waived except by a writing signed by the parties hereto.

16. Construction. Each party to this Third Amendment has reviewed and participated in the formulation of the components of this Third Amendment. Accordingly, this Third Amendment shall be construed simply according to its fair meaning and not strictly for or against any party.

17. Attorney’s Fees. Borrower agrees to pay to Agent, in addition to any other amounts otherwise due and owing to Agent, all of Agent’s reasonable attorney’s fees, costs and expenses incurred in connection with the preparation of this Third Amendment and the resolution of the matters discussed herein.

18. Counterparts. This Third Amendment may be executed in one or more counterparts, each of which shall be deemed an original, but all of which, taken together, shall constitute one and the same agreement.

[Remainder of page intentionally left blank, signature page follows.]

IN WITNESS WHEREOF, the parties hereto have executed this Third Amendment as of the day and year first written above.

EVERGREEN INTERNATIONAL AVIATION, INC., as Borrower

By:	/s/ Gwenna Wootress

Name: Gwenna Wootress
Title: Corporate Secretary

PNC BANK NATIONAL ASSOCIATION, as Agent and Lender

By:	/s/ Lawrence Weinstein

Name: Lawrence Weinstein
Title: Vice President
Commitment Percentage: 40%

GE CAPITAL PUBLIC FINANCE, INC., as Documentation Agent and Lender

By:	/s/ Illegible

Name: Illegible
Title: Illegible
Commitment Percentage: 25%

A3 FUNDING LP,

By:	/s/ Illegible

Name:
Title:
Commitment Percentage: 20%

HSBC BANK, USA, as Lender

By:	/s/ L. R. Todd	/s/ Renee Andre

	Name: L. R. Todd	Renee Andre
	Title: SVP	V. P.
Commitment Percentage: 15%

EVERGREEN INTERNATIONAL AIRLINES, INC.

By:	/s/ Gwenna Wootress
	Name:	Gwenna Wootress
	Title:	Corporate Secretary

EVERGREEN AVIATION GROUND LOGISTICS ENTERPRISES, INC.

By:	/s/ Gwenna Wootress
	Name:	Gwenna Wootress
	Title:	Corporate Secretary

EVERGREEN HELICOPTERS, INC.

By:	/s/ Gwenna Wootress
	Name:	Gwenna Wootress
	Title:	Corporate Secretary

EVERGREEN AIR CENTER, INC.

By:	/s/ Gwenna Wootress
	Name:	Gwenna Wootress
	Title:	Corporate Secretary

EVERGREEN AIRCRAFT SALES AND LEASING CO.

By:	/s/ Gwenna Wootress
	Name:	Gwenna Wootress
	Title:	Corporate Secretary

EVERGREEN HELICOPTERS INTERNATIONAL, INC.

By:	/s/ Gwenna Wootress
	Name:	Gwenna Wootress
	Title:	Corporate Secretary

EVERGREEN EQUITY, INC.

By:	/s/ Gwenna Wootress
	Name:	Gwenna Wootress
	Title:	Corporate Secretary

EVERGREEN HELICOPTERS OF ALASKA, INC.

By:	/s/ Gwenna Wootress
	Name:	Gwenna Wootress
	Title:	Corporate Secretary

Sys-tems LogistiX, Inc. (formerly known as EZ EXPRESS CORP.)

By:	/s/ Gwenna Wootress
	Name:	Gwenna Wootress
	Title:	Corporate Secretary

EVERGREEN HOLDINGS, INC.

By:	/s/ Gwenna Wootress
	Name:	Gwenna Wootress
	Title:	Corporate Secretary

WILMINGTON TRUST COMPANY, not in its individual capacity but solely as the owner trustee of the 1986 Trust

By:	/s/ David A. Vanaskey, Jr.
	Name:	David A. Vanaskey, Jr.
	Title:	Vice President